Investor Roadshow Presentation February 2020 www.TrueBlue.com

Forward-Looking Statements

Investment highlights Implementing technology to digitize our business model, increase market share and drive growth Strong balance sheet and cash flow to support stock buybacks 3

TrueBlue at a glance 139,000 724,000 Clients served annually People connected to One of the largest U.S. industrial One of the largest global with strong diversity1 work during 2019 staffing providers RPO providers2 2014-2019 2014-2019 Average Return Free Cash Flow3 CAGR on Equity4 17% 16% $2.4B Growth Return 2019 Revenue PeopleScout named a Leader and HRO Today magazine repeatedly Thousands of veterans hired each Recognized for breakthrough board Star Performer by Everest Group for recognizes PeopleScout as a global year via internal programs as well as practices that promote greater service delivery, technology and market leader Hiring Our Heroes and Wounded diversity and inclusion buyer satisfaction Warriors 1 No single client accounted for more than 3% of total revenue for FY 2019. 2 Source: Everest Group. Overall recruitment process outsourcing rankings by annual number of hires (2018). 3 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 4 4 Calculated as adjusted net income divided by average shareholders’ equity over the prior four quarters.

Three specialized segments meet diverse client needs Contingent, on-site Talent solutions for industrial staffing and outsourcing the recruiting commercial driver services1 process for permanent employees2 PeopleReady PeopleManagement PeopleScout Revenue mix3 62% 27% 11% Segment profit3 62% 10% 29% Margin 6% 2% 15% 1 We use the following distinct brands to market our PeopleManagement contingent workforce solutions: Staff Management | SMX, SIMOS Insourcing Solutions and Centerline Drivers. 2 Also includes managed service provider business, which provides clients with improved quality and spend management of their contingent labor vendors. 3 Revenue and segment profit calculations based on FY 2019. Figures may not sum due to rounding. Management evaluates performance based on segment revenue and segment profit. Segment profit is comparable to segment adjusted EBITDA amounts reported in prior periods, and this change did not impact the mix of profit by segment. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and costs not considered to be ongoing costs of the segment.

Solving workforce challenges globally robust worker shortage age 65 complex global and this age group will solutions outnumber growth diverse 1 Bureau of Labor Statistics Employment Projections: Occupations with the most job growth, 2016-2026. Industrial staffing and RPO jobs: #2: food prep/serving workers, #8: labor, freight, stock, and material movers, #12: construction laborers and #16: customer service representatives. 6 2 U.S. Census Bureau, An Aging Nation: Projected Number of Children and Older Adults (2018).

TrueBlue’s strategic market positioning Strong position in attractive vertical markets Powerful secular forces in industrial staffing  22%  Construction Positive Demographic Trends 24%   Manufacturing  Compelling   20% Technology Wholesale Transportation & Transportation   22% Retail &Retail  Services Capitalizing on Industry Evolution FY 2019 Mix by Vertical 7

Leading our business into a digital future JobStack TM Industry-leading mobile app that connects our Industry-leading platform for sourcing, screening associates with jobs and delivering a permanent workforce  Winner of the 2019  Driving value via higher Brandon Hall Award for candidate satisfaction, faster “Best Advance in conversion rates, reduced Workforce Management time to fill and client scalability Technology”  Winner of the 2019 Recruiting  Highly rated in iOS and Service Innovation (ReSI) Android app stores Award for "Most Innovative Enterprise Solution"  Approximately 4 million shifts filled in 2019, or a job every 9 seconds

Segment strategy highlights  15%+ potential operating  Leverage operational  Compelling value margin on incremental data and predictive proposition with revenue analytics to deliver a attractive margins differentiated on-site  Global RPO market  JobStackTM creating solution experiencing strong favorable differentiation  Focus on new client wins growth with clients and and expansions associates particularly within retail  Leverage expanded and transportation capabilities in the UK to  Leveraging JobStack to verticals compete for global streamline associate opportunities onboarding  Industry leading proprietary technology – AffinixTM is a next- generation HR tool Boost shareholder returns through share repurchases

PeopleScout: attractive margin and rapid growth  Industry Leadership Segment Profit Margin o One of the largest global providers PeopleScout o Emerging healthcare vertical strength TBI Total 15% 9%  Differentiated Service o Proprietary technology drives value-add recruitment capabilities FY-15 FY-19  Growing Market o 17% global market growth CAGR1  Global Prospects PeopleScout % of Total Company Results o Opportunity to broaden footprint in Revenue Segment Profit Europe and Asia Pacific 29% o Acquired UK operations in June 2018 increasing PeopleScout’s ability to 11% compete for more global business 4% 5% FY-15 FY-19 1 Source: Everest Group RPO Annual Report (2019). Represents estimated market CAGR from 2018 to 2021.

Well-positioned to boost returns with share repurchases millions 1.7x $233 0.9x 1.0x $109 0.6x $78 $66 0.3x $54 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2 Total Debt to Adjusted EBITDA1 Free Cash Flow Solid return on equity3 millions 17% 17% 16% $39 $37 $35 13% 13% $0 $6 2015 2016 2017 2018 2019 Share Repurchases 2015 2016 2017 2018 2019 1 See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 3 Calculated as adjusted net income divided by average shareholders’ equity at the end of the prior four quarters.

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income (loss): - Enhances comparability on a consistent basis and provides Adjusted EBITDA - interest and other income (expense), net, investors with useful insight into the underlying trends of the - income taxes, and business. - depreciation and amortization. - Used by management to assess performance and effectiveness of Adjusted EBITDA, further excludes: our business strategies. - acquisition/integration costs, - goodwill and intangible asset impairment charge, and - Provides a measure, among others, used in the determination of - Work Opportunity Tax Credit third-party processing fees incentive compensation for management. - gain on deferred compensation assets, and - other adjustments. Adjusted net income Net income (loss) and net income (loss) per diluted share, excluding: - Enhances comparability on a consistent basis and provides and Adjusted net - adjustment to the gain on divestiture, investors with useful insight into the underlying trends of the income, per diluted - acquisition/integration costs, business. share - goodwill and intangible asset impairment charge, - amortization of intangibles of acquired businesses, as well as accretion expense - Used by management to assess performance and effectiveness of related to acquisition earn-out, our business strategies. - other adjustments, - tax effect of each adjustment to U.S. GAAP net income (loss), and - adjusted income taxes to the expected effective tax rate. Free cash flow Net cash provided by operating activities, minus cash purchases for property and - Used by management to assess cash flows. equipment. 13

1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited) 2019 2018 2017 2016 2015 2014 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands, except for per share data)* Dec 29, 2019 Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net income (loss) $ 63,073 $ 65,754 $ 55,456 $ (15,251) $ 71,247 $ 65,675 Gain on divestiture (1) — (718) — — — — Acquisition and integration costs (2) 1,562 2,672 — 6,654 5,135 5,220 Goodwill and intangible asset impairment charge (3) — — — 103,544 — — Amortization of intangible assets of acquired businesses (4) 17,899 20,750 22,290 27,069 19,903 12,046 Other adjustments (5) 3,915 10,317 162 5,569 — — Tax effect of adjustments to net income (loss) (6) (3,273) (5,074) (6,287) (39,994) (7,011) (4,834) Adjustment of income taxes to normalized effective rate (7) (2,835) (1,843) 380 606 (1,805) (6,747) Adjusted net income $ 80,341 $ 91,858 $ 72,001 $ 88,197 $ 87,469 $ 71,360 Adjusted net income, per diluted share $ 2.05 $ 2.28 $ 1.74 $ 2.10 $ 2.10 $ 1.73 Diluted weighted average shares outstanding 39,179 40,275 41,441 41,968 41,622 41,176 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) 2019 2018 2017 2016 2015 2014 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 29, 2019 Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net income (loss) $ 63,073 $ 65,754 $ 55,456 $ (15,251) $ 71,247 $ 65,675 Income tax expense (benefit) 6,971 9,909 22,094 (5,089) 25,200 16,169 Interest and other (income) expense, net (3,865) (1,744) 14 3,345 1,395 (116) Depreciation and amortization 37,549 41,049 46,115 46,692 41,843 29,474 EBITDA 103,728 114,968 123,679 29,697 139,685 111,202 Acquisition and integration costs (2) 1,562 2,672 — 6,654 5,135 5,220 Goodwill and intangible asset impairment charge (3) — — — 103,544 — — Work Opportunity Tax Credit processing fees (8) 960 985 805 1,858 2,352 3,020 Gain on deferred compensation assets (9) 495 — — — — — Other adjustments (5) 3,915 10,317 162 5,569 — — Adjusted EBITDA $ 110,660 $ 128,942 $ 124,646 $ 147,322 $ 147,172 $ 119,442 See the last slide of the appendix for footnotes. 14

3. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) 2019 2018 2017 2016 2015 2014 52 Weeks Ended 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 29, 2019 Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Dec 26, 2014 Net cash provided by operating activities $ 94,542 $ 125,692 $ 100,134 $ 260,703 $ 72,072 $ 47,525 Capital expenditures (28,119) (17,054) (21,958) (29,042) (18,394) (16,918) Free cash flows $ 66,423 $ 108,638 $ 78,176 $ 231,661 $ 53,678 $ 30,607 Footnotes: 1. Gain on the divestiture of our PlaneTechs business sold mid-March 2018. 2. Acquisition and integration costs related to the acquisition of TMP Holdings LTD, which was completed on June 12, 2018, the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, and the acquisition of Seaton, which was completed on June 30, 2014. 3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re-branding to PeopleReady. Note, our PeopleScout and hrX service lines were combined during fiscal 2016 and now represent a single operating unit (PeopleScout). 4. Amortization of intangible assets of acquired businesses, as well as accretion expense related to the SIMOS acquisition earn-out in fiscal years 2017 and 2016. 5. Other adjustments for the fiscal year ended December 29, 2019 primarily include implementation costs for cloud-based systems of $3.2 million, workforce reduction costs primarily associated with employee reductions in the PeopleReady business of $3.3 million and amortization of software as a service assets of $1.6 million, which is reported in selling, general and administrative expense. These other cost adjustments were slightly offset by $3.9 million of workers' compensation benefit related to additional insurance coverage associated with former workers' compensation carriers that are in liquidation. Other adjustments for the fiscal year ended December 30, 2018 include implementation costs for cloud-based systems of $6.7 million and accelerated vesting of stock associated with the CEO transition of $3.6 million. Other adjustments for the fiscal year ended December 31, 2017 include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. Other adjustments for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write-offs of $1.6 million due to our re-branding to PeopleReady. 6. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) using the expected ongoing rate of 14 percent for 2019 and 2018, due to the enacted U.S. Tax Cuts and Jobs Act, and 28 percent for all other periods presented. 7. Adjustment of the effective income tax rate to the expected ongoing rate of 14 percent for 2019 and 2018, due to the enacted U.S. Tax Cuts and Jobs Act, and 28 percent for all other periods presented. 8. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates. 9. Gain realized on sale of deferred compensation mutual funds to purchase corporate owned life insurance policies during the 13 weeks ended December 29, 2019. 15